EXHIBIT 32.1
SECTION 906 CERTIFICATION OF B. GRANT HUNTER
Certification of Periodic Report
          In connection with the Quarterly Report of Diversified Thermal Solutions, Inc. (the “Company”) on Form 10-QSB for the period ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, B. Grant Hunter, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ B. Grant Hunter

B. Grant Hunter
Chief Executive Officer
November 13, 2006